SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 11, 2002
                                                        -----------------


                                  GENUITY INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                         000-30837               74-2864824
---------------------------       ------------------------    -----------------
(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                       Identification No.)


    225 Presidential Way, Woburn, MA                      01801
  ------------------------------------                  ----------
 (Address of Principal Executive Offices)               (Zip Code)


       Registrant's Telephone Number, including Area Code: (781) 865-2000
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                           This is Page 1 of 4 Pages.
                        Exhibit Index appears on Page 4.

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Item 5.  Other Events

On November 11, 2002, Genuity Inc., a Delaware corporation, announced that it had received a 10-day extension, or "standstill," from its lenders as it works toward completing negotiations to restructure its debt. As part of this latest extension agreement with its global consortium of banks and Verizon Communications Inc., Genuity made a payment of $8.3 million to the bank group.

This new extension, which runs through November 22, 2002, was agreed upon by all of the banks that provided the $723 million in funding that Genuity received in July 2002 as part of its $2 billion line of credit, as well as by Verizon, which previously loaned Genuity $1.15 billion. To date, Genuity has repaid the banks approximately $208 million of its outstanding debt.

Genuity also announced that it expects to report its financial results for the quarter ending September 30, 2002 with the Security and Exchange Commission
(SEC) on Form 10-Q on Thursday, November 14, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (c)  Exhibits.

         99.1     Press Release dated November 11, 2002 of Genuity Inc.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                GENUITY INC.


                                By:        /s/ Daniel P. O'Brien
                                   -----------------------------------------
                                     Name:    Daniel P. O'Brien
                                     Title:   Executive Vice President and
                                              Chief Financial Officer


Date: November 12, 2002

                                  EXHIBIT INDEX

Exhibit No.                Description of Exhibits                     Page
-----------                -----------------------                     ----
   99.1      Press Release dated November 11, 2002 of Genuity Inc.       5

                                                                    Exhibit 99.1


Media Contacts:                                     Investor Relations Contacts:

Susan Kraus, 781-865-3511                          Arleen Llerandi, 781-865-3544
Kevin Nash, 781-865-3950

                                                               November 11, 2002


         Genuity Announces New 10-Day Extension Agreement with Lenders


WOBURN, Mass. - Genuity Inc., a leading provider of enterprise Internet
Protocol (IP) networking services, today announced that it has received a 10-day extension, or "standstill," from its lenders as it works toward completing negotiations to restructure its debt. As part of this latest extension agreement with its global consortium of banks and Verizon Communications Inc., Genuity will make a payment of $8.3 million to the bank group.
     "We will continue to use these extensions as an opportunity to reach an agreement that is mutually acceptable to all parties," said Paul R. Gudonis, Genuity chairman and CEO. "While our negotiations carry on, we continue to operate our company and provide the industry-leading enterprise IP networking services that our customers have come to expect from us."
     Today's announcement follows a two-week extension agreement that was announced on October 25, 2002. This new extension, which runs through November 22, 2002, was agreed upon by all of the banks that provided the $723 million in funding that Genuity received in July 2002 as part of its $2 billion line of credit, as well as by Verizon, which previously loaned Genuity $1.15 billion. To date, Genuity has repaid the banks approximately $208 million of its outstanding debt.
     Genuity, the bank group and Verizon have agreed to several extension agreements following Verizon's decision on July 24, 2002, to relinquish its option to acquire a controlling interest in Genuity. That action resulted in an event of default for Genuity as part of its separate credit facilities with the banks and Verizon.
     Genuity also today announced that it expects to report its financial results for the quarter ending September 30, 2002 with the Security and Exchange Commission (SEC) on Form 10-Q on Thursday, November 14, 2002. To view the filing, please visit the SEC's Web site at http://www.sec.gov/.

About Genuity
Genuity is a leading provider of enterprise IP networking services. The company combines its Tier 1 network with a full portfolio of managed Internet services, including dedicated and broadband access, Internet security, Voice over IP (VoIP), and Web hosting to provide converged voice and data solutions. With annual revenues of more than $1 billion, Genuity (NASDAQ: GENU and NM:
Genuity A-RegS 144) is a global company with offices and operations throughout the U.S., Europe, Asia and Latin America. Additional information about Genuity can be found at www.genuity.com.

                           Forward-Looking Statements

This announcement contains forward-looking statements. For each of these statements, Genuity Inc. claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. If future events and actual performance differ materially from Genuity's assumptions, actual results could vary significantly from the performance projected in these forward-looking statements.
     These forward-looking statements are based on the company's current knowledge, beliefs, expectations and specific assumptions with respect to future business decisions. Accordingly, the statements are subject to significant risks, contingencies and uncertainties that could cause actual operating results, performance or business prospects to differ materially from those expressed in, or implied by, these statements. These risks, contingencies and uncertainties include, but are not limited to: the company's ability to satisfy its financial needs or operational obligations as they become due; expectations as to the company's future revenue, margins, expenses and capital requirements; the company's ability to develop and maintain a successful relationship with significant customers; the company's ability to successfully reduce its cost structure; volatility of the market for certain products; and expansion decisions relating to our capacity and network infrastructure. The company also faces uncertainty concerning the effect of Verizon's decision to relinquish its option to acquire a controlling interest in the company and concerning the outcome of discussions with our lenders regarding the default under our credit agreement arising from Verizon's decision to relinquish its option.
     For a more detailed discussion of the risks and uncertainties of Genuity's business, please refer to the company's Annual Report on Form 10-K for the year ended December 31, 2001 and the Quarterly Report for the period ended June 30, 2002 as filed with the Securities and Exchange Commission, which discuss in greater detail the important factors that could cause actual results to differ materially.
     The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Further disclosures that the company makes on related subjects in its additional filings with the Securities and Exchange Commission should be consulted.

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